                                FOURTH AMENDMENT
                              (TERM LOAN AGREEMENT)

     This FOURTH AMENDMENT ("AMENDMENT") dated as of May 23, 1995 is entered into among, VECTRA TECHNOLOGIES, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), and BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below).

                                    RECITALS

     A. The Borrower has entered into that certain Term Loan Agreement dated as of January 6, 1994, as amended by the First Amendment and Waiver to Term Loan Agreement dated as of March 29, 1994, the Amendment and Limited Waiver dated as of August __, 1994 and the Third Amendment dated as of March 10, 1995 (as so amended, the "TERM AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. The Borrower has requested that subsection (e) (Capital Expenditures) of Section 6.1 (Financial Covenants) of the Term Agreement be amended as set forth below.

     C. The Banks are willing to so amend the Term Agreement, but only upon the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties to the Term Agreement agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Term Agreement.

     2.   AMENDMENTS.  The Term Agreement is hereby amended as follows:

          2.1 Subsection (s) (Weekly Reports) of Section 5.1 (Information Covenants) is amended by deleting the word "and" immediately preceding clause
(iii) and inserting at the end of clause (iii) the following:

          and (iv) as to the Capital Expenditures made or incurred commited to be made or incurred (1) during the immediately preceding week and (2) cumulatively since the beginning of the current fiscal quarter

          2.2 Subsection (e) (Capital Expenditures) of Section 6.1 (Financial Covenants) is amended by deleting from the table set forth in such subsection the maximum amount of

                                       1.

"$2,100,000" set forth opposite the period "1/2/95 - 4/2/95" and inserting in its place the maximum amount of "2,700,000."

     3.   LIMITATION OF AMENDMENT.

          (a) The amendments set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

          (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

          (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

          (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

          (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or

                                       2.

other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

          (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

          (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     7. EFFECTIVENESS. This Amendment shall be deemed effective as of January 2, 1995 (the "DEEMED EFFECTIVE DATE") upon the receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and each Bank.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     9.   RELEASE AND WAIVER.

          (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent, subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

                                       3.

          (b) Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives (i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Term Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Term Agreement, this Amendment and the other Loan Documents;
(iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Term Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT
IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS.   TO
THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE SATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

                                       4.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              VECTRA TECHNOLOGIES, INC.


                              By:  /s/ Ray A. Fortney
                                   ---------------------------------------------
                              Its: President and CEO
                                   ---------------------------------------------

                              BANQUE PARIBAS, as a bank and as Agent

                              By:  /s/ ?
                                   ---------------------------------------------
                              Its: VP
                                   ---------------------------------------------

                              By:  /s/ Lee S. Buckner
                                   ---------------------------------------------
                              Its: Group Vice President
                                   ---------------------------------------------

                              BANQUE NATIONALE DE PARIS as a Bank
                              and as Managing Agent

                              By:  /s/ Richard Cushing  Kathy ?
                                   ---------------------------------------------
                              Its: AVP                SVP
                                   ---------------------------------------------

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY

SECTION 1. Each of the undersigned Guarantors hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment.

SECTION 2. Each Guarantor hereby consents to this Amendment and agrees that its respective Guaranty of the Obligations of the Borrower under the Term Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

SECTION 3.Each Guarantor severally represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its respective are true, accurate and complete as if made the date hereof.

GUARANTORS                    PACIFIC NUCLEAR STORAGE SYSTEMS, INC.


                              By:  /s/ Ray A. Fortney
                                 ----------------------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------------------
                              Title:  President
                                      -----------------------------------------

                              NUCLEAR PACKAGING, INC.


                              By: /s/ Ray A. Fortney
                                 ----------------------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------------------
                              Title:  President
                                     ------------------------------------------

                              VECTRA SERVICES, INC.


3                             By: /s/ Ray A. Fortney
                                 ----------------------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------------------
                              Title:  President
                                     ------------------------------------------

                              CTL INTERNATIONAL, INC.


                              By: /s/ Ray A. Fortney
                                 ----------------------------------------------
                              Printed Name:  RAY A. FORTNEY
                                            -----------------------------------
                              Title: President
                                     ------------------------------------------


                                       6.

                              VECTRA GOVERNMENT SERVICES, INC.


                              By: /?/
                                 ----------------------------------------------
                              Printed Name:  John A. Majeski, Jr.
                                             -----------------------------------
                              Title:  President
                                      -----------------------------------------

                                       7.

                   FIFTH AMENDMENT TO TERM LOAN AGREEMENT AND
                    FIRST AMENDMENT TO SECURITY AGREEMENT AND
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT



     THIS FIFTH AMENDMENT TO TERM LOAN AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT AND INTELLECTUAL PROPERTY SECURITY AGREEMENT ("AMENDMENT") dated as of June 30, 1995 is entered into among VECTRA TECHNOLOGIES, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), and BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below).

                                    RECITALS

     A. The Borrower has entered into that Term Loan Agreement dated as of January 6, 1994, as amended by the First Amendment and Waiver to Term Loan Agreement dated as of March 29, 1994, the Amendment and Limited Waiver dated as of August __, 1994, the Third Amendment dated as of March 10, 1995 and the Fourth Amendment dated as of May 23, 1995 (as so amended, the "TERM AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. In conjunction with and at the time of entering into the Term Agreement, and as a condition to the agreement of the Banks to provide the Loans under the Term Agreement, the Borrower has entered into that Security Agreement dated as of January 6, 1994 (the "SECURITY AGREEMENT"), between the Borrower and the Agent, pursuant to which the Borrower created and granted in favor of the Agent, for the ratable benefit of the Banks, a security interest in the Borrower's right, title and interest in and to all of its personal property assets described and defined in Article II thereof as the "Collateral."

     C. In conjunction with and at the time of entering into the Term Agreement, and as a further condition to the agreement of the Banks to provide the Loans under the Term Agreement, the Borrower has entered into that Intellectual Property Security Agreement dated as of January 6, 1994 (the "IP SECURITY AGREEMENT"), between the Borrower and the Agent, pursuant to which the Borrower created and granted in favor of the Agent, for the ratable benefit of the Banks, a security interest in the Borrower's right, title and interest in and to all of its patents, patent applications, trademarks, trademark applications, copyrights and copyright applications described and defined in
Section 2 thereof as the "Collateral", including, without limitation, the Borrower's registered United States patent for a Temporary Cooling System, registered with the federal Patent and Trademark Office as patent no. 5,268,942 (the "TEMPORARY COOLING SYSTEM PATENT") and the Borrower's interest in the registered United States patent for a Steam Generator Cleaning Solvent Mixing System & Method, registered with the federal

                                       1.

Patent and Trademark Office as patent no. 5,257,296 (the "STEAM GENERATOR CLEANING MIXING SYSTEM PATENT").

     D. The Borrower and its wholly-owned Subsidiary, VECTRA Services, Inc. ("SERVICES"), and Westinghouse Electric Corporation, through its Nuclear Services Division ("WESTINGHOUSE"), have entered into that Stock Purchase Agreement dated as of June 30, 1995 (the "PLANT SERVICES PURCHASE AGREEMENT"), pursuant to which Services has agreed to sell to Westinghouse and Westinghouse has agreed to purchase from Services, all the issued and outstanding stock (the "PLANT SERVICES SHARES") of Plant Services, Inc., a newly formed, wholly-owned Subsidiary of Services ("PLANT SERVICES").

     E. Plant Services is to be capitalized with certain of the assets owned and used by Services in the conduct of its existing plant services line of business (collectively, the "PLANT SERVICES ASSETS" and more specifically described in the First Amendment to Subsidiary Security Agreement and Subsidiary Intellectual Property Security Agreement and Consent and Waiver to Subsidiary Pledge Agreement dated as of even date hereof between Services and the other Subsidiaries of the Borrower party thereto and the Agent, on behalf of the Banks), which Plant Services Assets are to be contributed as a capital contribution by Services to Plant Services immediately prior to the "Closing", as defined in the Plant Services Purchase Agreement.

     F. The Plant Services Assets, with the exception of the Temporary Cooling System Patent and the Steam Generator Cleaning Mixing System are all owned by Services and are subject to perfected security interests created in favor of the Agent, for the ratable benefit of the Banks, pursuant to the Subsidiary Security Agreement and the Subsidiary Intellectual Property Security Agreement and by way of assignment from the Borrower pursuant to the Intercompany Security Agreement.

     G. It is a condition to the Closing, as defined in the Plant Services Purchase Agreement, that, among other things, (1) the Plant Services Assets shall, at the time of the transfer of title in and to the Plant Services stock to Westinghouse, be free and clear of Liens, including the security interests of the Agent, and (2) that the Banks shall have consented to the Closing.

     H. Section 6.5 of the Term Agreement presently would require that one hundred percent (100.0%) of the total net proceeds received by the Borrower or any of its Subsidiaries (including Services) from the sale of the stock of Plant Services to Westinghouse be paid over and applied to the payment of the Obligations under the Term Agreement.

     I. The Borrower has requested, among other things, that the Agent release its security interests in the Plant Services Assets and that the Banks consent to the Closing.

     J. The Banks and the Agent are willing to so amend the Term Agreement and other Loan Documents and to give such consent, but only upon the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth below.

                                       2.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties to the Term Agreement agree as follows:

                                    ARTICLE I

                        AMENDMENTS TO TERM LOAN AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Article I shall have the meanings given to them in the Term Agreement.

     2. AMENDMENTS TO TERM AGREEMENT. The Term Agreement is hereby amended as follows:

          2.1 SECTION 1.1 (DEFINITIONS). A new definition of "Fifth Amendment to Term Agreement" is added to Section 1.1 of the Term Agreement to read as follows:

               "Fifth Amendment to Term Agreement" means that Fifth Amendment to Term Loan Agreement and First Amendment to Security Agreement and Intellectual Property Security Agreement dated as of June 30, 1995, among the Borrower, the Banks, the Agent and the Managing Agent.

          2.2 SECTION 1.1 (DEFINITIONS). A new definition of "First Amendment to Subsidiary Security Agreement" is added to Section 1.1 of the Term Agreement to read as follows:

               "First Amendment to Subsidiary Security Agreement" means that First Amendment to Subsidiary Security Agreement and Subsidiary Intellectual Property Security Agreement and Consent and Waiver to Subsidiary Pledge Agreement dated as of June 30, 1995, among the Subsidiaries of the Borrower party thereto in favor of and accepted by the Agent, for the ratable benefit of the Banks.

          2.3 SECTION 1.1 (DEFINITIONS). A new definition of "Plant Services" is added to Section 1.1 of the Term Agreement to read as follows:

               "Plant Services" means Plant Services, Inc., a Washington corporation and a wholly-owned Subsidiary of Services.

                                       3.

          2.4 SECTION 1.1 (DEFINITIONS). A new definition of "Plant Services Business" is added to Section 1.1 of the Term Agreement to read as follows:

               "Plant Services Business" means the (a) chemical decontamination, (b) chemical cleaning and (c) equipment leasing and sales lines of business conducted by Services.

          2.5 SECTION 1.1 (DEFINITIONS). A new definition of "Plant Services Purchase Agreement" is added to Section 1.1 of the Term Agreement to read as follows:

               "Plant Services Purchase Agreement" means the Stock Purchase Agreement dated as of June 30, 1995, among the Borrower, Services and Westinghouse.

          2.6 SECTION 1.1 (DEFINITIONS). The definition of "Receivables Agreements" set forth in Section 1.1 of the Term Agreement is amended to insert after the words "GSI Purchase Agreement" in the third line thereof the words ", the Services Purchase Agreement."

          2.7 SECTION 1.1 (DEFINITIONS). A new definition of "Receivables Facility Amendment" is added to Section 1.1 of the Term Agreement to read as follows:

               "Receivables Facility Amendment" means that Fourth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of June 30, 1995, among Receivableco, the Receivableco Banks, Banque Paribas, as Agent for the Receivableco Banks, and Banque Nationale de Paris, as Managing Agent for the Receivableco Banks.

          2.8 SECTION 1.1 (DEFINITIONS). A new definition of "Services Purchase Agreement" is added to Section 1.1 of the Term Agreement to read as follows:

               "Services Purchase Agreement" means that Receivables Purchase Agreement dated as of January 6, 1994, between Services and Receivableco, as the same may be amended, modified, restated or supplemented from time to time with the consent of Required Banks.

          2.9 SECTION 1.1 (DEFINITIONS). A new definition of "Westinghouse" is added to Section 1.1 of the Term Agreement to read as follows:

               "Westinghouse" means Westinghouse Electric Corporation, through its Nuclear Services Division.

          2.10 SECTION 6.5 (SALE OF ASSETS). Section 6.5 of the Term Agreement is amended by adding at the end of the section the following:

          Notwithstanding anything to the contrary contained in this Section 6.5, with respect to the transactions contemplated by the Plant Services Purchase

                                       4.

          Agreement, (1) the Borrower shall be permitted to assign and transfer to Services its title and interest in and to the Temporary Cooling System Patent and its interest in the Steam Generator Cleaning Mixing System Patent (as such terms are defined in the Fifth Amendment to Term Agreement), (2) Receivableco shall be permitted to assign and transfer to Services all of its title and interest in and to the Plant Services Receivables, as such term is defined in the Receivables Facility Amendment, (3) Services shall be permitted to assign and transfer to Plant Services all of its title and interest in and to the Plant Services Business, including the Plant Services Assets (as such term is defined in the First Amendment to Subsidiary Security Agreement) (which Plant Services Assets shall include the Temporary Cooling System Patent and the Borrower's interest in the Steam Generator Cleaning Mixing System Patent as assigned by the Borrower and the Plant Services Receivables as assigned by Receivableco), and
          (4) Services shall be permitted to sell to Westinghouse of all of its title and interest in and to the issued and outstanding capital stock of Plant Services, as the same have been capitalized with the Plant Services Business and the related Plant Services Assets, all as expressly contemplated by the Plants Services Purchase Agreement; PROVIDED AND UPON AND SUBJECT TO THE EXPRESS AND MUTUALLY AGREED CONDITIONS THAT:

               (A) the entire purchase price to be paid by Westinghouse, as the purchaser under the Plant Services Purchase Agreement, whether of that portion payable at Closing (as such term is defined in the Plant Services Purchase Agreement) or at any time thereafter, whether contingent or noncontingent, shall be payable only in cash or other immediately funds unless the Agent shall otherwise consent in writing;

               (B) An amount equal to $15,417,703 representing that portion of the purchase price payable at Closing (defined in the Plant Services Purchase Agreement as the "Closing Cash Payment") shall be received from Westinghouse by Services at its Collateral Account (as defined in the Subsidiary Security Agreement), account no. 184-005643 maintained at Bank of the West, or at such other account designated by Services and expressly consented to in advance by the Agent, and shall immediately be disbursed by Services as follows:

                    (1) an amount equal to $1,807,759.77 representing the dollar amount outstanding with respect to the Plant Services Receivables at the time of their assignment by Receivableco to Services (the "Receivables Amount") shall be disbursed by wire transfer or intrabank credit to Receivableco at such account as Receivableco shall designate (subject to the Agent's prior consent) for immediate application by Receivableco to the outstanding obligations under the Receivables Facility;

                    (2) an amount equal to $1,532,145 representing the Borrower's and its Subsidiaries' reasonable transaction expenses (including an amount not to exceed $750,000 representing amounts required to pay Services'

                                       5.

                    Retained Liabilities (as described and defined in the Plant
               Services Purchase Agreement)), as reviewed and reasonably approved by the Agent, which expenses may include investment banker fees, not to exceed market for a transaction of this type, accounting and legal fees and sales and similar taxes, if any, but shall not include federal or state income taxes, all of which shall reflect the direct expenses of the Borrower and its Subsidiaries in consummating the transactions contemplated by the Plant Services Purchase Agreement (collectively, the "Plant Services Transaction Costs"), may be disbursed as directed by the Borrower; and

                    (3) an amount equal to the difference between $13,885,558 and the Receivables Amount the balance of the Closing Cash Payment (the "Net Plant Services Sale Proceeds") shall be disbursed by or on behalf of Services by wire transfer or intrabank credit (which disbursement must be made the same day or, if not reasonably practicable, within one (1) Business Day of the initial receipt by Services of the Closing Cash Payment) to the Borrower at such account as the Borrower shall designate (subject to the Agent's prior consent), to be disbursed as follows:

                    (x) an amount equal to $7,285,558 shall be disbursed by wire transfer to the Agent's Office in partial prepayment of the Loans outstanding under the Term Agreement, it being understood and agreed that the first $750,000 of such amount shall be applied in full payment of the Borrower's scheduled principal installment due September 30, 1995, that the second $750,000 of such amount shall be applied in full payment of the Borrower's scheduled principal installment due December 31, 1995 and that the balance of such amount shall be applied in inverse order to the scheduled principal installments for the repayment of the Loans; and

                    (y) second, an amount equal to the difference between $6,600,000 and the Receivables Amount shall be disbursed by wire transfer or intrabank credit to Receivableco at such account as Receivableco shall designate (subject to the Agent's prior consent), for immediate application by Receivableco to the outstanding obligations under the Receivables Facility as set forth in the Receivables Facility Amendment; and

               (C) all further and subsequent payments in respect of any deferred portion of the purchase price payable pursuant to the Plant Services Purchase Agreement, including, without limitation, any Post-Closing Adjustment, any release of escrowed funds from the escrow provided by the Environmental Escrow Agreement or any payment in respect of the Backlog Gross Margin Earn-Out or the Successor Gross Margin Earn-Out (as each such term is defined in

                                       6.

                    the Plant Services Purchase Agreement), shall be disbursed by the Borrower immediately upon receipt thereof (and if such amounts are initially received by Services, the Borrower shall immediately cause Services to disburse such amounts to the Borrower) by wire transfer to the Agent's Office in partial prepayment of the Loans outstanding under the Term Agreement and shall be applied in inverse order to the outstanding Obligations under the Term Agreement.

          2.11 SECTION 6.6 (CONTINGENT OBLIGATIONS). Section 6.6 of the Term Agreement is amended by deleting the "and" at the end of clause (d), substituting a "; and" for the "." at the end of clause (e) and adding the following new clause (f);

               (f) indemnity obligations of the Borrower and Services arising under the terms of the Plant Services Purchase Agreement.

     3.   LIMITED WAIVERS AND CONSENTS - TERM AGREEMENT.

          3.1 SECTION 6.4(A) (RESTRICTIONS ON FUNDAMENTAL CHANGES). The Banks hereby waive any Default or Event of Default which has occurred or may occur under the Term Agreement in respect of a breach of the Borrower's negative covenants contained in Section 6.4(a) of the Term Agreement as the result of the assignment by Services to Plant Services of the Plant Services Assets and the sale by Services of all of the issued and outstanding capital stock of Plant Services to Westinghouse pursuant to the Plant Services Purchase Agreement.

          3.2 SECTION 6.4(B) (RESTRICTIONS ON FUNDAMENTAL CHANGES). The Banks hereby waive any Default or Event of Default which has occurred or may occur under the Term Agreement in respect of a breach of the Borrower's negative covenants contained in Section 6.4(b) of the Term Agreement as the result of the formation of Plant Services as a Subsidiary of Services and the assignment of the Temporary Cooling System Patent and its interest in the Steam Generator Cleaning Mixing System Patent by the Borrower to Services and the ensuing assignment of the Plant Services Assets by Services to Plant Services of the Plant Services Assets and the sale by Services of all of the issued and outstanding capital stock of Plant Services to Westinghouse pursuant to the Plant Services Purchase Agreement.

          3.3 SECTION 6.8 (ADVANCES, INVESTMENTS AND LOANS). The Banks hereby waive any Default or Event of Default which has occurred or may occur under the Term Agreement in respect of a breach of the Borrower's negative covenants contained in Section 6.8 of the Term Agreement as the result of the consummation of the transactions contemplated by the Plant Services Purchase Agreement, including, without limitation, the transactions and disbursements of the purchase price contemplated by and effected in accordance with Section 6.5 of this Agreement.

          3.3 SECTION 6.9 (TRANSACTIONS WITH AFFILIATES). The Banks hereby waive any Default or Event of Default which has occurred or may occur under the Term Agreement in

                                       7.

respect of a breach of the Borrower's negative covenants contained in Section
6.9 of the Term Agreement as the result of the consummation of the transactions contemplated by the Plant Services Purchase Agreement, including, without limitation, the transactions and disbursements of the purchase price contemplated by and effected in accordance with Section 6.5 of this Agreement.

          3.4 SECTION 6.11 (CHANGE IN BUSINESS). The Banks hereby waive any Default or Event of Default which has occurred or may occur under the Term Agreement in respect of a breach of the Borrower's negative covenants contained in Section 6.11 of the Term Agreement as the result of the sale of the Plant Services Business pursuant to and as contemplated by the Plant Services Purchase Agreement.

          3.5 SECTION 7.1(D) (DEFAULT UNDER OTHER AGREEMENTS). The Banks hereby waive any Default or Event of Default which has occurred or may occur under the Term Agreement in respect of a breach of the cross default provisions contained in Section 7.1(d) of the Term Agreement but only to the extent that such defaults arise under the Credit Agreement and are waived or consented to by the Banks (as defined therein) in the Receivables Facility Amendment.

                                   ARTICLE II

                        AMENDMENTS TO SECURITY AGREEMENT

     4. DEFINITIONS. Capitalized terms used but not defined in this Article I shall have the meanings given to them in the Security Agreement.

     5. AMENDMENTS TO SECURITY AGREEMENT. The Security Agreement is hereby amended as follows:

          5.1 SECTION 1.1 (DEFINITIONS). A new definition of "Fifth Amendment to Term Agreement" is added to Section 1.1 of the Security Agreement to read as follows:

               "Fifth Amendment to Term Agreement" means that Fifth Amendment to Term Loan Agreement and First Amendment to Security Agreement and Intellectual Property Security Agreement dated as of June 30, 1995, among the Borrower, the Banks, the Agent and the Managing Agent.

          5.2 ARTICLE II. Article II of the Security Agreement is amended by inserting at the end of the last sentence thereof the following:

          ; PROVIDED, FURTHER, that, from and after the effective date of the Fifth Amendment to Term Agreement, the Temporary Cooling System Patent and the Steam Generator Cleaning Mixing System Patent (as such terms are defined in the Fifth Amendment to Term Agreement) (but excluding any rights retained or received by the Borrower in and under any licenses or sublicenses to use such patents) shall be fully and unconditionally released from the security interest and Lien

                                       8.

          created by this Article II and shall thereafter be deemed excluded from the Collateral.

          5.3 SECTION 4.2 (CHIEF EXECUTIVE OFFICE). Section 4.2 of the Security Agreement is amended by deleting the last sentence in its entirety and replacing it with the following:

          No Assignor shall establish a new location for its chief executive office or such activities (or move any such activities from the location listed opposite the name of such Assignor on Schedule II therefor) until (i)(A) it shall have given to the Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request or
          (B) the Agent shall have consented in writing to such new location and (ii) in either case, with respect to such new location, such Assignor shall have taken all action satisfactory to the Agent and as the Agent may request to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority and in full force and effect.


                                   ARTICLE III

                       AMENDMENTS TO IP SECURITY AGREEMENT

     6. DEFINITIONS. Capitalized terms used but not defined in this Article I shall have the meanings given to them in the IP Security Agreement.

     7. AMENDMENTS TO IP SECURITY AGREEMENT. The IP Security Agreement is hereby amended as follows:

          7.1 SECTION 1.1 (DEFINITIONS). A new definition of "Fifth Amendment to Term Agreement" is added to Section 1.1 of the IP Security Agreement to read as follows:

               "Fifth Amendment to Term Agreement" means that Fifth Amendment to Term Loan Agreement and First Amendment to Security Agreement and Intellectual Property Security Agreement dated as of June 30, 1995, among the Borrower, the Banks, the Agent and the Managing Agent.

                                       9.

          7.2 SECTION 2. Section 2 of the IP Security Agreement is amended by inserting at the end of the first sentence thereof the following:

          ; PROVIDED, FURTHER, that, from and after the effective date of the Fifth Amendment to Term Agreement, the Temporary Cooling System Patent and the Steam Generator Cleaning Mixing System Patent (but excluding any rights retained or received by the Borrower in and under licenses or sublicenses to use such patents) shall be fully and unconditionally released from the security interest and Lien created by this Section 2 and shall thereafter be deemed excluded from the Collateral.

                                   ARTICLE IV

                                  MISCELLANEOUS

     8.   LIMITATION OF AMENDMENTS, CONSENTS AND WAIVERS.

          (a) The amendments, releases of security interests and Liens, waivers and consents set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, release of security interest or Lien, waiver or modification of any other term or condition of any Loan Document or
(ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

          (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     9. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

          (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                                       10.

          (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

          (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower (including, with respect to the disbursements of the purchase price paid by Westinghouse pursuant to the Plant Services Purchase Agreement, Section 23B.06.400 of the Washington Business Corporation Act), (ii) the articles of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

          (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

          (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     10. FURTHER ASSURANCES. The Agent, on behalf of the Banks, hereby agrees to take such necessary and appropriate actions as may be reasonably requested by the Borrower to effectuate the release of the Agent's security interest in the Plant Services Assets and the Plant Services Shares as contemplated by this Amendment.

     11. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     12. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                                       11.

     13. EFFECTIVENESS. This Amendment shall become effective on the last to occur of:

          (a) The receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and each of the Banks;

          (b) The execution and delivery to the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of the forms of acknowledgement and reaffirmations of guaranty obligations attached to this amendment, whether the same or different copies, by each of the Guarantors.

          (c) The Banks shall have delivered to the Borrower their written Confirmation of Consent in the form set forth in EXHIBIT A attached hereto, confirming the Bank's review and approval of the Plant Services Purchase Agreement and such other related documents as the Banks shall request to review, including, without limitation, the documentation evidencing the assignment and transfer to Services of the Borrower's title to the Temporary Cooling System Patent and interest in the Steam Generator Cleaning Mixing System Patent, the assignment and transfer to Services of all of Receivableco's title and interest in and to the Plant Services Receivables, the assignment and transfer to Plant Services of all of Services' title and interest in and to the Plant Services Business, including the Plant Services Assets, and the sale to Westinghouse of all of Services' title and interest in and to the issued and outstanding capital stock of Plant Services and their consent to the consummation of the transactions expressly contemplated by the Plant Services Purchase Agreement.

          (d) The delivery to the Agent of a certificate of the secretary of the Borrower, attaching the current articles of incorporation and bylaws of the Borrower, good standing certificates for the States of Washington and California, and the duly adopted resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment.

          (e) The delivery to the Agent of a certificate of the secretary of Services, attaching the current articles of incorporation and bylaws of Services, good standing certificates for the State of Washington, and the duly adopted resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of the First Amendment to Subsidiary Security Agreement.

          (f) The delivery to the Agent of a bring-down certificate executed by the chief financial officer of the Borrower.

          (g) The delivery to the Agent of the favorable legal opinion of the law firm of Preston, Gates & Ellis, general outside counsel to the Borrower and Services, addressed to Westinghouse, together with a reliance letter signed by Preston Gates & Ellis stating that the Banks may rely on such opinion.

                                       12.

          (h) The delivery to the Agent of the favorable legal opinion of the law firm of William F. Stoll, Deputy General Counsel for Westinghouse, addressed to the Borrower and Services, together with a reliance letter signed by Mr. Stoll stating that the Banks may rely on such opinion.

          (i) Delivery to Services of the Closing Cash Payment at such account as Services shall designate (subject to the Agent's prior consent).

     14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     15.  RELEASE AND WAIVER.

          (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent, subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

          (b) Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives (i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Term Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Term Agreement, this Amendment and the other Loan Documents;
(iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition

                                       13.

to the express terms of the Term Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT
IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS.   TO
THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE SATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

                                       14.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   VECTRA TECHNOLOGIES, INC.


                                   By: /?/
                                       -----------------------------------------
                                   Its: VICE PRESIDENT
                                       -----------------------------------------

                                   BANQUE PARIBAS, as a Bank and as Agent


                                   By: /?/
                                       -----------------------------------------
                                   Its: VP
                                       -----------------------------------------


                                   By: /Lee S. Buckner/
                                       -----------------------------------------
                                   Its: GROUP VICE PRESIDENT
                                       -----------------------------------------

                                   BANQUE NATIONALE DE PARIS, as a Bank and as
                                   Managing Agent


                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------


                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY


SECTION 1. Each of the undersigned Guarantors hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment.

SECTION 2. Each Guarantor hereby consents to this Amendment and agrees that its respective Guaranty of the Obligations of the Borrower under the Term Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

SECTION 3. Each Guarantor severally represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its respective Guaranty are true, accurate and complete as if made the date hereof.

GUARANTORS                    PACIFIC NUCLEAR STORAGE SYSTEMS, INC.


                              By: /s/ Ray A. Fortney
                                  ----------------------------------------------
                              Printed Name: RAY A. FORTNEY
                                            ------------------------------------
                              Title: PRESIDENT
                                     -------------------------------------------

                              NUCLEAR PACKAGING, INC.


                              By: /s/ Ray A. Fortney
                                  ----------------------------------------------
                              Printed Name: RAY A. FORTNEY
                                            ------------------------------------
                              Title: PRESIDENT
                                     -------------------------------------------

                              VECTRA SERVICES, INC.


                              By: /s/ Lynne Heitman
                                  ----------------------------------------------
                              Printed Name: LYNNE HEITMAN
                                            ------------------------------------
                              Title: VICE PRESIDENT
                                     -------------------------------------------

                              CTL INTERNATIONAL, INC.


                              By: /s/ Ray A. Fortney
                                  ----------------------------------------------
                              Printed Name: RAY A. FORNTNEY
                                            ------------------------------------
                              Title: PRESIDENT
                                     -------------------------------------------

                                       1.

                              VECTRA GOVERNMENT SERVICES, INC.


                              By: /s/ A.J. Mageski Jr.
                                  ----------------------------------------------
                              Printed Name: A.J. MAJESKI, JR.
                                            ------------------------------------
                              Title: PRESIDENT
                                     -------------------------------------------

                                       2.

                                    EXHIBIT A

                             CONFIRMATION OF CONSENT

June 30, 1995

VECTRA Technologies, Inc.
1010 S. 336th, Suite 220
Federal Way, Washington  98003

Attention:     Ray E. Fortney, President
               and Chief Executive Officer

RE: FIFTH AMENDMENT TO TERM LOAN AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT AND INTELLECTUAL PROPERTY SECURITY AGREEMENT DATED AS OF JUNE 30, 1995 (THE "FIFTH AMENDMENT TO TERM AGREEMENT"), AMONG VECTRA TECHNOLOGIES, INC., THE BANKS NAMED THEREIN, BANQUE PARIBAS, AS AGENT FOR THE BANKS, AND BANQUE NATIONALE DE PARIS.

Ladies and Gentlemen:

This letter is with reference to the Stock Purchase Agreement dated as of June 30, 1995 (the "Plant Services Purchase Agreement") among VECTRA Technologies, Inc., VECTRA Services, Inc. and Westinghouse Electric Corporation, through its Nuclear Service Division, and the Fifth Amendment to Term Agreement and in the Confirmation of Consent referred to in Section 12(c) of the Fifth Amendment to Term Agreement. The Banks hereby confirm their consent to the consummation of the transactions expressly contemplated by the Plant Services Purchase Agreement, conditioned upon and subject to the terms pertaining thereto set forth in the Fifth Amendment to Term Agreement and the other Loan Documents, including the related documents contemporaneously executed and delivered by the Borrower and its Subsidiaries.

Very truly yours,

BANQUE PARIBAS


By                                 By
  -------------------------------     ------------------------------
     Title                                   Title


BANQUE NATIONALE DE PARIS


By                                 By
  -------------------------------     ------------------------------
     Title                                   Title

                                 THIRD AMENDMENT
                               (CREDIT AGREEMENT)


          This THIRD AMENDMENT ("AMENDMENT") dated as of May 24, 1995 is entered into among VECTRA NEVADA, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below), AND BANK HAPOALIM, as a Bank.

                                    RECITALS

     A. The Borrower has entered into that certain Credit Agreement dated as of January 6, 1994, as amended by the Amendment and Limited Waiver dated as of August __, 1994 and the Second Amendment dated as of October 20, 1994 (as so amended, the "CREDIT AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. The Borrower has requested that clauses (iii) and (iv) of the definition of "Eligible Receivables" set forth in the Credit Agreement be amended as set forth below.

     C. The Banks are willing to so amend the Credit Agreement, but only upon the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties to the Credit Agreement agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

     2.   AMENDMENT.  The Credit Agreement is hereby amended by deleting clause
(iii) of the definition of "Eligible Receivable" set forth in Section 1.1 of the Credit Agreement in its entirety and inserting in its place the following:

               (iii) the Obligor of which is not the Obligor of Receivables for which any payment, or part thereof, remains unpaid for more than one hundred twenty days from the original billing date with respect thereto, which Receivables have an aggregate Outstanding Balance in excess of 25% of the aggregate Outstanding Balance of all such Obligor's Receivables.

The amendment set forth in this Section 2 shall only be in effect though August 31, 1995, and shall be repealed effective as of September 1, 1995, as used for the calculation of the Borrowing

                                       1.

Base as of any date subsequent to August 31, 1995. From and after September 1, 1995, clause (iii) of the definition of "Eligible Receivable" set forth in the Credit Agreement shall read precisely the same as such clause read on the day immediately prior to the Deemed Effective Date (as defined below).

     3.   LIMITATION OF AMENDMENT.

          (a) The amendments set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

          (b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

          (a) After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

          (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

          (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not

                                       2.

contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

          (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

          (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     6. AMENDMENT FEE. As consideration for the Banks' agreement to amend the Credit Agreement as set forth in this Amendment, the Borrower agrees to pay to the Agent, for the benefit of the Banks according to their Pro Rata Share, an amendment fee ("AMENDMENT FEE") of $100,000, in immediately available funds, due and payable on July 31, 1995. The timely payment of the Amendment Fee shall be a condition subsequent to the effectiveness of this Amendment.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     8. EFFECTIVENESS. Subject to SECTION 6, above, this Amendment shall be deemed effective as of April 30, 1995 (the "DEEMED EFFECTIVE DATE") upon the satisfaction of all of the following conditions precedent prior to 5:00 p.m., San Francisco time, on May 30, 1995:

          (a) The receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and such Banks as is sufficient to constitute Required Banks; and

          (b) The receipt by the Agent, on behalf of the Banks, of the full amount of the mandatory prepayment due and payable in accordance with Section 2.10(a) of the Credit Agreement, which prepayment shall equal the amount by which the aggregate principal amount of the Revolving Loans outstanding on the date of this Amendment (as opposed to the Deemed

                                       3.

Effective Date) exceeds the Borrowing Base, as calculated as of the last day of April 1995, taking into account the effectiveness of this Amendment.

     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     10.  RELEASE AND WAIVER.

          (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent, subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

          (b) Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and the Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives (i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Credit Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense,

                                       4.

circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT
IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS.   TO
THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE SATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

                                       5.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   VECTRA NEVADA, INC.



                                   By: /Ray A. Fortney/
                                       -----------------------------------------
                                   Its: PRESIDENT
                                       -----------------------------------------


                                   BANQUE PARIBAS, as a Bank and as Agent



                                   By: /?/
                                       -----------------------------------------

                                   Its: VP
                                       -----------------------------------------


                                   By: Lee S. Buckner
                                       -----------------------------------------
                                   Its: GROUP VICE PRESIDENT
                                       -----------------------------------------


                                   BANQUE NATIONALE DE PARIS, as a Bank and as
                                   Managing Agent



                                   By: /Richard ?/   /Kathy ?/
                                       -----------------------------------------
                                   Its: AVP          SVP



                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   BANK HAPOALIM, as a Bank



                                   By: /S/
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                       6.

                    FOURTH AMENDMENT TO CREDIT AGREEMENT AND
                      FIRST AMENDMENT TO SECURITY AGREEMENT


     This FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT ("AMENDMENT") dated as of June 30, 1995 is entered into among VECTRA NEVADA, INC. (the "BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below), BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below), AND BANK HAPOALIM, as a Bank.

                                    RECITALS

     A. The Borrower has entered into that certain Credit Agreement dated as of January 6, 1994, as amended by the Amendment and Limited Waiver dated as of August __, 1994, the Second Amendment dated as of October 20, 1994 and the Third Amendment dated as of May 24, 1995 (as so amended, the "CREDIT AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. In conjunction with and at the time of entering into the Credit Agreement, and as a condition to the agreement of the Banks to provide the Revolving Loan Commitments and Loans under the Credit Agreement, the Borrower has entered into that Security Agreement dated as of January 6, 1994 (the "SECURITY AGREEMENT"), between the Borrower and the Agent, pursuant to which the Borrower created and granted in favor of the Agent, for the ratable benefit of the Banks, a security interest in the Borrower's right, title and interest in and to all of its personal property assets described and defined and described in Article II thereof as the "Collateral."

     C. VECTRA Technologies, Inc. ("VECTRA") and its wholly-owned subsidiary, VECTRA Services, Inc. ("SERVICES"), and Westinghouse Electric Corporation, through its Nuclear Services Division ("WESTINGHOUSE"), have entered into that Stock Purchase Agreement dated as of June 30, 1995 (the "PLANT SERVICES PURCHASE AGREEMENT"), pursuant to which Services has agreed to sell to Westinghouse and Westinghouse has agreed to purchase from Services, all the issued and outstanding stock (the "PLANT SERVICES SHARES") of Plant Services, Inc., a newly formed, wholly-owned subsidiary of Services ("PLANT SERVICES").

     D. Plant Services is to be capitalized with certain of the assets owned and used by Services in the conduct of its existing plant services line of business (collectively, the "PLANT SERVICES ASSETS") and more specifically described in the First Amendment to Subsidiary Security Agreement dated as of even date herewith between Services and the other Subsidiaries of VECTRA that are party thereto and the Agent, on behalf of the Banks, which Plant Services Assets are to be contributed as a capital contribution by Services to Plant Services immediately prior to the "Closing", as defined in the Plant Services Purchase Agreement.


                                       1.

     E. Included in the Plant Services Assets are certain Receivables which have been purchased by the Borrower from Services pursuant to a verbal purchase agreement and which Receivables are presently subject to the security interests created in favor of the Agent, for the ratable benefit of the Banks, pursuant to the Security Agreement.

     F. It is a condition to the Closing of the Plant Services Purchase Agreement that, among other things, (1) the Plant Services Assets shall, at the time of the transfer of title to the Plant Services stock to Westinghouse, be free and clear of Liens, including the security interests of the Agent, and (2) that the Banks shall have consented to the Closing.

     I. The Borrower has requested, among other things, that the Agent release its security interests in the Plant Services Assets, and that the Banks consent to the Closing.

     J. The Banks and the Agent are willing to so amend the Credit Agreement and other Loan Documents and to give such consents, but only upon the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties to the Credit Agreement agree as follows:

                                    ARTICLE I

                         AMENDMENTS TO CREDIT AGREEMENT

     1.1 DEFINITIONS. Capitalized terms used but not defined in this Article shall have the meanings given to them in the Credit Agreement.

     1.2    AMENDMENT.  The Credit Agreement is hereby amended as follows:

            1.2.1 (DEFINITIONS - SECTION 1.1). A definition of "Plant Services" is added to Section 1.1 of the Credit Agreement to read as follows:

                    "Plant Services" shall mean Plant Services, Inc.
            a Washington corporation and wholly-owned subsidiary of Services.

            1.2.2 (DEFINITIONS - SECTION 1.1). A definition of "Plant Services Purchase Agreement" is added to Section 1.1 of the Credit Agreement to read as follows:

                    "Plant Services Purchase Agreement" shall mean that certain
            Stock Purchase Agreement by and among VECTRA, Services and Westinghouse Electric Corporation, through its Nuclear Services Division ("Westinghouse"), dated as of June 30, 1995.


                                       2.

            1.2.3 (DEFINITIONS - SECTION 1.1). A definition of "Plant Services Receivables" is added to Section 1.1 of the Credit Agreement to read as follows:

                    "Plant Services Receivables" shall mean those
            Accounts that were purchased by the Borrower from Services and which are to be sold back to Services and included within the Acquired Assets (as such term is defined in the Plant Services Purchase Agreement) in exchange for Service's making of a cash payment of a like amount for the purpose of and expressly on the condition that the Borrower immediately apply the entire amount of such cash payment to repay amounts outstanding under the Credit Agreement.

            1.2.4 (DEFINITIONS - SECTION 1.1). The definition of "Purchase Agreement" in Section 1.1 of the Credit Agreement is amended to add the words ", the Services Purchase Agreement" after the words "Receivables Purchase Agreement" in Line 2 thereof.

            1.2.5 (DEFINITIONS - SECTION 1.1). A definition of "Services" is added to Section 1.1 of the Credit Agreement to read as follows:

                    "Services" shall mean VECTRA Services, Inc., a
            wholly-owned subsidiary of VECTRA.

            1.2.6 (DEFINITIONS - SECTION 1.1). A definition of "Services Purchase Agreement" is added to Section 1.1 of the Credit Agreement to read as follows:

                    "Services Purchase Agreement" shall mean that
            certain Receivables Purchase Agreement dated as of January 6, 1994 between Services and Borrower, as the same may from time to time be amended, modified, restated or supplemented in accordance the terms hereof.

            1.2.7 (VOLUNTARY REDUCTION). Section 2.9 of the Credit Agreement by inserting after the words "Business Day's" in Line 1 thereof the words ", or such lesser time as Agent agrees to in writing".

            1.2.8 (VOLUNTARY PREPAYMENT). Section 2.11 of the Credit Agreement is amended by inserting after the words "Business Days" in Line 7 thereof the words ", or such lesser time as Agent agrees to in writing".

            1.2.9 (CORPORATE STRUCTURE). Section 4.15 of the Credit Agreement is amended by inserting at the end of the first sentence thereof the following:

            , except that the shares of Plant Services are not and shall not be set forth on such Schedule 4.15.


                                       3.

            1.2.10 (SALE OF ASSETS). Section 6.4 of the Credit Agreement is amended inserting after the word "assets" in Line 5 thereof the following:

            ; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained in this Section 6.4, with respect to the transactions contemplated by the Plant Services Purchase Agreement, the Borrower shall be permitted to assign and transfer to Services all of its right, title and interest in and to Plant Services Receivables in exchange for an immediate payment, in cash, equal to the value thereof, which payment shall be immediately applied to reduce the Obligations under this Credit Agreement.

            1.2.11 (CHANGES IN BUSINESS, CERTAIN TRANSACTIONS). Section 6.8 of the Credit Agreement is amended inserting after the word "Documents" in Line 6 thereof the following:

            ; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained in this Section 6.8, with respect to the transactions contemplated by the Plant Services Purchase Agreement, the Borrower shall be permitted to enter into an agreement to assign and transfer to Services all of its right, title and interest in and to Plant Services Receivables in exchange for an immediate payment equal to the value thereof pursuant to the terms of this Credit Agreement.

            1.2.12 (SCHEDULE I). In connection with and upon the voluntary and permanent reduction in the Total Revolving Loan Commitment from $22,500,000 to $12,500,000 as elected by Borrower, as of the effective date of this Amendment,
Schedule I to the Credit Agreement referred to in the definition of "Revolving Loan Commitment" in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the Schedule I attached hereto and incorporated herein by this reference.

     1.3 LIMITED WAIVER AND CONSENT - CREDIT AGREEMENT. The Banks hereby waive any Default or Event of Default which has occurred or may occur under the Credit Agreement in respect of a breach of the cross-default provisions contained in Section 7.1(d) (Default Under Other Agreements), but only to the extent that such defaults arise under the Term Loan Agreement and are waived or consented to by the Banks (as defined therein) in the Term Loan Amendment.

     1.4 LIMITED WAIVER - THIRD AMENDMENT TO THE CREDIT AGREEMENT. The Banks hereby waive the Borrower's obligation to pay the Amendment Fee under and as defined in Section 6 of the Third Amendment to the Credit Agreement dated as of May 24, 1995.



                                       4.

                                   ARTICLE II

                        AMENDMENTS TO SECURITY AGREEMENT

     2.1 DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Security Agreement.

     2.2    AMENDMENT.  The Security Agreement is hereby amended as follows:

            2.2.1 (DEFINITIONS - SECTION 1.1). The definition of "Contracts" in Section 1.1 of the Security Agreement is amended by inserting after the words "GSI Purchase Agreement" in Line 2 thereof the words ", the Services Purchase Agreement".

            2.2.2 (DEFINITIONS - SECTION 1.1). A definition of "First Amendment to Security Agreement" is added to Section 1.1 of the Security Agreement to read as follows:

                    "Fourth Amendment to Credit Agreement" shall
            mean that Fourth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of June 30, 1995, entered into by and among Assignor, Agent and the Banks.

            2.2.3 (DEFINITIONS - SECTION 1.1). The definition of "General Intangibles" in Section 1.1 of the Security Agreement is amended to add, within the parenthetical following the words "other than Receivables" in Line 4 thereof, the following:

            but including, specifically, any payments due or to become due, contingent or noncontingent, under the Plant Services Purchase Agreement.

            2.2.4 (DEFINITIONS - SECTION 1.1). A definition of "Plant Services" is added to Section 1.1 of the Security Agreement to read as follows:

                    "Plant Services" shall mean Plant Services, Inc.
            a Washington corporation and wholly-owned subsidiary of Services.

            2.2.5 (DEFINITIONS - SECTION 1.1). A definition of "Plant Services Purchase Agreement" is added to Section 1.1 of the Security Agreement to read as follows:

                    "Plant Services Purchase Agreement" shall mean that certain
            Stock Purchase Agreement by and among VECTRA, Services and Westinghouse Electric Corporation, through its Nuclear Services Division ("Westinghouse"), dated as of June 30, 1995.

            2.2.6 (DEFINITIONS - SECTION 1.1). A definition of "Plant Services Receivables" is added to Section 1.1 of the Security Agreement to read as follows:


                                       5.

                    "Plant Services Receivables" shall mean those
            Accounts that were purchased by Assignor from Services and which are to be sold back to Services and included within the Acquired Assets (as such term is defined in the Plant Services Purchase Agreement) in exchange for Service's making of a capital contribution to Assignor of a like amount, in cash, for the purpose of and expressly on the condition that Assignor immediately apply the entire amount of such capital contribution to repay amounts outstanding under the Credit Agreement.

            2.2.7 (DEFINITIONS - SECTION 1.1). A definition of "Services Purchase Agreement" is added to Section 1.1 of the Security Agreement to read as follows:

                    "Services Purchase Agreement" shall mean that
            certain Receivables Purchase Agreement dated as of January 6, 1994 between Services and Assignor, as the same may from time to time be amended, modified, restated or supplemented in accordance the terms hereof.

            2.2.8 (ARTICLE II COLLATERAL). Article II of the Security Agreement is amended by inserting at the end of the last sentence thereof the following:

                    ; PROVIDED, FURTHER, that, from and after the
            effective date of the Fourth Amendment to Credit Agreement, the Plant Services Receivables shall be fully and unconditionally released from the Security interest and Lien created by this Article II and shall thereafter be deemed excluded from the Collateral.

            2.2.9 (VALIDITY, PERFECTION AND PRIORITY). Section 3.2(a) of the Security Agreement is amended by inserting after the word "hereunder" in Line 3 thereof the words "and except for the rights of the Westinghouse to the Plant Services Receivables" and by inserting after the word "Impell" in Line 8 the following ", Services".

            2.2.10 (FURTHER ASSURANCE). A new Section 4.1(b) is added to the Security Agreement to read as follows:

                    (b) Assignor and the Agent mutually agree that
            they shall execute such documents as the other party shall reasonably request to release the Liens of the Agent in the Plant Services Receivables, and any proceeds thereof, and shall take such necessary and appropriate steps so that any proceeds received, after the Closing, from the liquidation of any Plant Services Receivable are turned over to the holder of such Plant Services Receivable.


                                       6.

            2.2.11 (CHIEF EXECUTIVE OFFICE). Section 4.2 of the Security Agreement is amended by deleting the last sentence in its entirety and replacing it with the following:

            No Assignor shall establish a new location for its chief executive office or such activities (or move any such activities from the location listed opposite the name of such Assignor on Schedule II therefor) until (i)(A) it shall have given to the Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request or (B) the Agent shall have consented in writing to such new location and (ii) in either case, with respect to such new location, such Assignor shall have taken all action satisfactory to the Agent and as the Agent may request to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority and in full force and effect.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.1    LIMITATION OF AMENDMENTS, WAIVERS AND CONSENTS.

            3.1.1 The amendments, releases of security interests and Liens, waivers and consents set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to
(i) be a consent to any amendment, release of security interest or Lien, waiver or modification of any other term or condition of any Loan Document or
(ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.

            3.1.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     3.2 REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Bank, the Agent and the Managing Agent as follows:

            3.2.1 After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;


                                       7.

            3.2.2 The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

            3..2.3 The certificate of incorporation, bylaws and other organizational documents of the Borrower delivered to each Bank on the Closing Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

            3.2.4 The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

            3.2.5 The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the certificate of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or (iv) any contractual restriction binding on or affecting the Borrower;

            3.2.6 The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

            3.2.7 This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     3.3 FURTHER ASSURANCES. The Agent, on behalf of the Banks, hereby agrees to take such necessary and appropriate actions as may be reasonably requested by the Borrower to effectuate the release of the Agent's security interest in the Plant Services Assets and the Plant Services Shares as contemplated by this Amendment.

     3.4 REAFFIRMATION. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     3.5 AMENDMENT FEE. As consideration for the Banks' agreement to amend the Credit Agreement and to consent to the release of the Agent's security interest in the Plant


                                       8.

Services Receivables in contemplation of the sale of the Plant Services Shares to Westinghouse, as set forth in this Amendment, the Borrower agrees to pay to the Agent, for the benefit of the Banks according to their Pro Rata Share, an amendment fee of $100,000, in immediately available funds, due and payable on July 31, 1995.

     3.6 COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     3.7 EFFECTIVENESS. This Amendment shall be deemed effective as of the last to occur of each of the following:

            3.7.1 The receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower, Agent and the Banks;

            3.7.2 The Banks shall have delivered to the Borrower their written Confirmation of Consent in the form set forth in EXHIBIT A attached hereto, confirming the Banks' review and approval of the Plant Services Purchase Agreement and such other related documents as the Banks shall request to review, including, without limitation, the documentation evidencing the assignment and transfer to Plant Services of all of Services' title and interest in and to the Plant Services Business (as defined in the Term Loan Amendment, including the Plant Services Assets, and the sale to Westinghouse of all of Services' title and interest in and to the issued and outstanding capital stock of Plant Services and their consent to the consummation of the transactions expressly contemplated by the Plant Services Purchase Agreement.

            3.7.3 The delivery to the Agent of a certificate of the secretary of the Borrower, attaching the duly adopted resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this amendment.

            3.7.4 The delivery to the Agent of bring-down certificate, executed by the chief financial officer of the Borrower.

            3.7.5 The delivery to Services of the Closing Cash Payment (as defined in the Plant Services Purchase Agreement) at such account as Services shall designate (subject to the Agent's prior consent).

     3.8 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     3.9    RELEASE AND WAIVER.

            3.9.1 The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent,


                                       9.

subsidiary or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

            3.9.2 Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Credit Agreement, the Revolving Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and the Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives (i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Credit Agreement, this Amendment and the other Loan Documents; (iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Credit Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

            3.9.3 THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER
AGENTS.   TO THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND
RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR


                                       10.

DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE SATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   VECTRA NEVADA, INC.


                                   By:  Ray A. Fortney
                                       ----------------------------------------
                                   Its:  President
                                       ----------------------------------------

                                   BANQUE PARIBAS, as a Bank and as Agent


                                   By:
                                       ----------------------------------------
                                   Its: Vice President
                                       ----------------------------------------


                                   By:  Lee S. Buckner
                                       ----------------------------------------
                                   Its:  Group Vice President
                                       ----------------------------------------


                                   BANQUE NATIONALE DE PARIS, as a Bank
                                   and as Managing Agent


                                   By:
                                       ----------------------------------------

                                   Its:
                                       ----------------------------------------


                                   BANK HAPOALIM, BM, as a Bank


                                   By:
                                       ----------------------------------------

                                   Its:
                                       ----------------------------------------


                                       11.

                         SCHEDULE 1 TO CREDIT AGREEMENT

                      BANKS AND REVOLVING LOAN COMMITMENTS

     NAME OF BANK                            REVOLVING LOAN COMMITMENT

     Banque Paribas                          $5,000,000

     Domestic Lending Office and
     Eurodollar Lending Office:

     2029 Century Park East
     Suite 3900
     Los Angeles, California  90067


     Banque Nationale de Paris               $5,000,000

     Domestic Lending Office and
     Eurodollar Lending Office:

     499 Park Avenue
     7th Floor
     New York, New York  10022


     Bank Hapoalim                           $2,500,000

     Domestic Lending Office and
     Eurodollar Lending Office:

     1177 Avenue of the Americas
     New York, New York  10036

                                    EXHIBIT A
                             CONFIRMATION OF CONSENT
June 30, 1995

VECTRA Nevada, Inc.
1010 S. 336th, Suite 220
Federal Way, Washington  98003

Attention:     Ray E. Fortney, President and Chief Executive Officer

RE: FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT DATED AS OF JUNE 30, 1995 (THE "FOURTH AMENDMENT TO CREDIT AGREEMENT"), AMONG VECTRA NEVADA, INC., THE BANKS NAMED THEREIN, BANQUE PARIBAS, AS AGENT FOR THE BANKS, AND BANQUE NATIONALE DE PARIS.

Ladies and Gentlemen:

This letter is with reference to the Stock Purchase Agreement dated as of June 30, 1995 (the "Plant Services Purchase Agreement") among VECTRA Technologies, Inc., VECTRA Services, Inc. and Westinghouse Electric Corporation, through its Nuclear Service Division, and the Fourth Amendment to Credit Agreement and in the Confirmation of Consent referred to in Section 3.7.2 of the Fourth Amendment to Credit Agreement. The Banks hereby confirm their consent to the consummation of the transactions expressly contemplated by the Plant Services Purchase Agreement, conditioned upon and subject to the terms pertaining thereto set forth in the Fourth Amendment to Credit Agreement and the other Loan Documents.

Very truly yours,

BANQUE PARIBAS


BY                                 BY
   -----------------------            ----------------------
TITLE                              TITLE

BANQUE NATIONALE DE PARIS


BY                                 BY
   -----------------------            ----------------------
TITLE                              TITLE

BANK HAPOALIM


BY
   -----------------------

Title

                     SIXTH AMENDMENT TO TERM LOAN AGREEMENT
                               AND LIMITED WAIVER



     THIS SIXTH AMENDMENT TO TERM LOAN AGREEMENT AND LIMITED WAIVER (the "AMENDMENT"), dated as of August 8, 1995, among VECTRA TECHNOLOGIES, INC. ("BORROWER"), BANQUE PARIBAS, as a Bank (as defined below) and as the Agent (as defined below) and BANQUE NATIONALE DE PARIS, as a Bank and as the Managing Agent (as defined below).

                                    RECITALS

     A. Borrower entered into that Term Loan Agreement, dated as of January 6, 1994, as amended by the First Amendment and Waiver to Term Loan Agreement, dated as of March 29, 1994, the Amendment and Limited Waiver, dated as of August __, 1994, the Third Amendment, dated as of March 10, 1995, the Fourth Amendment, dated as of May 23, 1995, and the Fifth Amendment to Term Loan Agreement and First Amendment to Security Agreement and Intellectual Property Security Agreement, dated as of June 30, 1995 (as so amended, the "TERM AGREEMENT"), among the Borrower, the Banks party thereto, Banque Paribas, acting in its separate capacity as agent for the Banks (the "AGENT"), and Banque Nationale de Paris, acting in its separate capacity as Managing Agent (as defined therein) (the "MANAGING AGENT").

     B. Borrower and its wholly-owned Subsidiary, VECTRA Services, Inc. ("SERVICES") and Westinghouse Electric Corporation, through its Nuclear Services Division ("WESTINGHOUSE"), have entered into that Stock Purchase Agreement, dated as of June 30, 1995 (the "PLANT SERVICES PURCHASE AGREEMENT"), pursuant to which Services has agreed and did sell to Westinghouse and Westinghouse has agreed to and did purchase from Services, all the issued and outstanding stock of Plant Services, Inc., a newly formed, wholly-owned Subsidiary of Services ("PLANT SERVICES").

     C. Plant Services was capitalized with certain of the assets owned and used by Services in the conduct of its plant services line of business (collectively, the "PLANT SERVICES ASSETS"). As a result of the sale of the Plant Services Shares to Westinghouse and the capitalization of Plant Services with the Plant Services Assets, Services and Borrower incurred certain one time severance costs and experienced certain one time losses as a result of the writing-down or off of the Plant Services Assets (such severance costs and write-down or off losses, in an aggregate amount not to exceed $3,885,000, the "Write-down").

     D. The parties to the Term Agreement are negotiating an amendment and restatement of the Term Agreement to provide, among other things, for the availability of a $3,000,000 non-revolving bridge line of credit (the "Bridge Facility") to be used for the purpose of financing capital expenditures.


                                       1.

     E. The parties to the Term Agreement desire to amend the Term Agreement and to waive any Default or Event of Default (each as defined therein) pertaining to the calculation of the financial covenants set forth in the Term Agreement and arising from or resulting from the Write-down on and in accordance with the terms, subject to the conditions and in reliance on the representations and warranties set forth below.

     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto agree as follows:

     F.     AMENDMENTS TO THE TERM AGREEMENT.

            a. Section 6.1(b) (Interest Coverage Ratio) of the Term Agreement is hereby amended by deleting the Interest Coverage Ratio of "3.65 :
1.0" appearing in the table at the end of subsection (b) set forth opposite the period "4/3/95 - 7/2/95" and inserting in its place the Interest Coverage Ratio "3.45 : 1.0".

            b. Section 6.1(e) (Capital Expenditures) of the Term Agreement is hereby amended by deleting the maximum Capital Expenditure amount of "$2,500,000" appearing in the table in such subsection (e) set forth opposite the period "4/3/95 - 7/2/95" and inserting in its place the maximum Capital Expenditure amount of "$4,050,000".

     G. LIMITED WAIVERS. Effective for the period commencing on April 3, 1995 and ending on July 2, 1995, each of the Banks, the Agent and the Managing Agent hereby waives any breach of Section 6.1 (Financial Covenants) of the Term Agreement and any Default or Event of Default (each as defined in the Term Agreement) which has occurred solely as a result of failure of Borrower to comply with the provisions of Section 6.1 of the Term Agreement solely as a result of the Write-down. This waiver is a one time waiver, limited in its application to the extent that $3,885,000, in the aggregate, of severance costs, write-downs and write-offs associated with the sale of the Plant Services Assets pursuant to the Plant Services Purchase Agreement shall be excluded from the calculation of the financial covenants set forth in Section 6.1 of the Term Agreement. Any severance costs, write-downs or write-offs of assets in excess of this dollar limit are not included in this waiver and shall be included in the calculation of such financial covenants.

     H.     LIMITATION OF AMENDMENT AND WAIVER.

            i. The amendments set forth in SECTION 1 and the waivers set forth in SECTION 2 hereof are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document (as defined in the Term Agreement) or (ii) otherwise prejudice any right or remedy which the Banks, the Agent or the Managing Agent may now have or may have in the future under or in connection with any Loan Document.


                                       2.

            ii. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

     I. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks, the Agent and the Managing Agent to enter into this Amendment, Borrower represents and warrants to each Bank, the Agent and the Managing Agent as follows:

            i. After giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true and correct in all material respects as of the date hereof and (ii) no Default or Event of Default (as each such term is defined in the Term Agreement) has occurred and is continuing;

            (b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

            (c) The certificate of incorporation, bylaws and other organizational documents of the Borrower, delivered to each Bank on the Closing Date, are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

            (d) The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower;

            (e) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the articles of incorporation or bylaws of the Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower or
(iv) any contractual restriction binding on or affecting the Borrower;

            (f) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Term Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or


                                       3.

registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

            (g) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' right

     J. REAFFIRMATION. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

     K. AMENDMENT FEE. As consideration for the Banks' agreement to amend the Term Agreement as herein provided, the Borrower agrees to pay to the Agent, for the benefit of the Banks according to their Pro Rata Share, an amendment fee of $100,000, in immediately available funds, payable at the earlier of (a) the funding date of the first loan under the Bridge Facility or (b) November 30, 1995.

     L. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     a. EFFECTIVENESS. This Amendment shall be deemed effective as of April 3, 1995, except that the waivers set forth in SECTION 2 hereof shall be deemed effective as of June 30, 1995, upon the last to occur of the following:

            i. The receipt by the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of this Amendment, executed by the Borrower and each of the Banks; and

            ii. The execution and delivery to the Agent of an originally executed counterpart (or facsimile thereof with the original to follow by Federal Express or other overnight courier) of the forms of acknowledgement and reaffirmations of guaranty obligations attached to this amendment, whether the same or different copies, by each of the Guarantors.

     M. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     N.     RELEASE AND WAIVER.

            (a) The Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Bank or the Agent or the Managing Agent or any parent, subsidiary


                                       4.

or affiliate of any Bank or the Agent or the Managing Agent, or any of such Bank's, the Agent's or the Managing Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Banks, the Agent and the Managing Agent being, collectively, the "LENDER AGENTS") in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of the Banks, the Agent or the Managing Agent; and (iii) it recognizes that each of the Banks, the Agent and the Managing Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

            (b) Although each of the Banks, the Agent and the Managing Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, cause of action, offset or defense against such Bank, the Agent or the Managing Agent or any Lender Agent in connection with the Term Agreement, the Loans thereunder or the transactions contemplated therein, each Bank, the Agent and the Managing Agent wishes and Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Banks, the Agent or the Managing Agent. Therefore, the Borrower unconditionally releases and waives (i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Bank, the Agent or the Managing Agent or of any of Lender Agents to the Borrower, except the obligations remaining to be respectively performed by the Banks, the Agent or the Managing Agent as expressly stated in the Term Agreement, this Amendment and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Bank, the Agent, the Managing Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Bank, the Agent, the Managing Agent or any Lender Agent) besides those expressly stated in the Term Agreement, this Amendment and the other Loan Documents;
(iii) any and all claims under any oral or implied agreement, obligation or understanding with any Bank, the Agent, the Managing Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Term Agreement, this Amendment or any of the other Loan Documents; and (iv) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Bank, the Agent, the Managing Agent and/or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment.

            (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF THE BANKS, THE AGENT, THE MANAGING AGENT AND THE LENDER AGENTS.


                                       5.

TO THE EXTENT ANY LAW MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAWS OF THE SATE OF NEW YORK OR ANY OTHER APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.


     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        VECTRA TECHNOLOGIES, INC.



                                        By:
                                           -----------------------------------
                                        Its:
                                            ----------------------------------



                                        BANQUE PARIBAS, as a Bank and as Agent



                                        By:
                                           -----------------------------------
                                        Its:
                                            ----------------------------------



                                        By:
                                           -----------------------------------
                                        Its:
                                            ----------------------------------


                                        BANQUE NATIONALE DE PARIS, as a Bank
                                        and as Managing Agent



                                        By:
                                           -----------------------------------
                                        Its:
                                            ----------------------------------









                                       6.

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY


O. Each of the undersigned Guarantors hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment.

P. Each Guarantor hereby consents to this Amendment and agrees that its respective Guaranty of the Obligations of the Borrower under the Term Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

Q. Each Guarantor severally represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its respective Guaranty are true, accurate and complete as if made the date hereof.

GUARANTORS                              PACIFIC NUCLEAR STORAGE
                                   SYSTEMS, INC.


                                        By:
                                            -----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Title:
                                               --------------------------------

                                        NUCLEAR PACKAGING, INC.


                                        By:
                                            -----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Title:
                                               --------------------------------

                                        VECTRA SERVICES, INC.


                                        By:
                                            -----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Title:
                                               --------------------------------

                                        CTL INTERNATIONAL, INC.






                                       1.

                                        By:
                                            -----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Title:
                                               --------------------------------

                                        VECTRA GOVERNMENT SERVICES, INC.


                                        By:
                                            -----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Title:
                                               --------------------------------









                                       2.